USPR PROVIDES DRILLING UPDATE AND RELEASES ASSAY RESULTS ON

INITIAL 11 DRILL HOLES FROM ITS 2015 DRILLING CAMPAIGN

New York, NY- July 9, 2015- U.S. Precious Metals, Inc. (OTCQB:USPR) announces that it has completed 25 drill holes (approximately 4,300 meters) to date under its 2015 drilling campaign. Based on existing hole depths, the Company expects to drill a total of 30 holes in this campaign to reach 5,000 meters. The drilling campaign focused on definition drilling of locations on the Main Zone and the Southern extension areas as well as extending the Main Zone towards the North Zone.

Drilling Update

  Holes 1 through 8 have extended the Main Zone towards the North Zone. While we have not drilled any holes in the North Zone to date, the North Zone exhibits an exposed quartz sulfide vein system that runs in the direction of the Main Zone. In addition, we have grab samples from the North Zone indicating results as high as 36g/t Au. The North Zone is located on an adjacent low-lying mountain separated by a wash area, which may be ideally suited for placer mining. Based on our current drill results and the exposed vein system, we believe that the Main Zone is geologically connected to the North Zone, which is a distance of approximately 500 meters peak to peak.
  Holes 9-11 were located in the northern end of the Southern extension and further expand the results in this area from the 2008 and 2010 drilling campaigns. The Southern extension also exhibits an exposed quartz sulfide vein system that runs in the direction of the Main Zone. The Southern extension is located on an adjacent low-lying mountain, also separated by a wash area having placer mining potential.
  Holes 12-30 are designed to further expand the results in the southern portion of the Main Zone. The Company undertook significant road work in order to reach these drill sites.

Summary Results

The Company has received the independent assay results from ACT Labs, Zacatecas, Mexico (unrelated to ACT Holdings, a US company, our drilling operator) for the initial 11 cores. All 11 holes successfully intersected mineralization with numerous quartz sulfide veins.

Holes 1 through 8 assay results demonstrate grades up to 39g/t Au, 60g/t Ag and 2.84% Cu. Key intercepts from each hole are as follows:

			DRILL HOLE: LS-15-001
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
5.55	7.05	1.50	1.369	<0.001	10
8.00	8.50	0.50	3.825	2.84	60
13.65	14.65	1	0.81	0.693	16
15.05	15.7	0.65	1.3	0.225	6.8
55.7	56.5	0.8	2.122	0.038	0.6
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			DRILL HOLE: LS-15-002
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
7.00	8.00	1.00	2.866	<0.001	4
14.00	14.65	0.65	3.095	2.84	60
21.95	22.55	0.60	1.209	<0.001	<1
26.35	26.9	0.55	0.85	<0.001	<1

			DRILL HOLE: LS-15-003
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
26.50	27.50	1.00	2.891	<0.001	<1
80.60	81.25	0.65	1.736	<0.001	<1
115.15	115.77	0.62	13.546	<0.001	7.5
171.45	171.66	0.21	1.279	<0.001	2.2

			DRILL HOLE: LS-15-004
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
104.27	104.87	0.60	6.898	0.289	7.7

			DRILL HOLE: LS-15-005
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
37.03	37.22	0.19	10.74	0.172	6.8
79.68	79.95	0.27	39	0.25	4.7

			DRILL HOLE: LS-15-006
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
26.35	26.50	0.15	10.09	0.404	90.2
82.45	82.90	0.45	1.632	0.156	5
82.90	83.55	0.65	18.99	0.066	7.5
155.2	155.5	0.3	8.018	0.004	15.1
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			DRILL HOLE: LS-15-007
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
10.65	11.60	0.95	1.687	0.373	14.9
13.70	14.20	0.50	4.646	1.08	5
86.50	87.00	0.50	19.98	0.087	8.2
146.45	147.05	0.6	7.929	0.232	19.2
147.05	147.65	0.6	4.203	0.128	10.5
148.65	149.15	0.5	3.619	0.128	15.2
149.15	149.65	0.5	1.189	0.197	25.4

			DRILL HOLE: LS-15-008
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
74.40	74.75	0.35	1.571	<0.001	5.9
78.40	79.30	0.90	1.513	<0.001	4.5

Holes 9 through 11 assay results demonstrate extremely high grades of Au, Ag and Cu values, with grades up to 31.06 g/t Au, 864g/t Ag and 5.35% Cu. Significant mineralization also was intersected by core drilling in 2008 and 2010 from this same location. Key intercepts from each hole are as follows:

			DRILL HOLE: LS-15-009
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
72.70	72.85	0.15	2.79	2.794	40.7
179.50	180.00	0.50	7.891	1.917	48.4
180.00	180.50	0.50	31.06	3.692	136.59
180.50	181.00	0.50	14.09	3.641	89.8
182.20	183.20	1.00	1.091	0.261	7.2
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			DRILL HOLE: LS-15-010
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
0.00	2.20	2.20	0.133	0.119	38.7
2.90	3.70	0.80	0.014	0.132	20.4

			DRILL HOLE: LS-15-011
			Au FA-AAS	Cu '4A-AAS	Ag 'TD-ICP
			g/t	%	g/t
FROM	TO	Intercep (meters)	0.005	0.001	1
19.60	20.60	1.00	1.037	0.141	2.5
33.50	34.10	0.60	2.229	4.865	835.39
34.10	34.70	0.60	1.793	0.619	203.21
34.70	35.20	0.50	4.929	5.212	507.31
35.20	35.70	0.50	3.342	5.355	500
35.70	36.20	0.50	3.136	1.071	114.77
36.20	36.90	0.70	5.281	3.223	401.73

To view a complete table of available composited results for Holes 1 through 11, please click on the following link to the Company’s website: http://www.usprgold.com/exploration/assays-2015-campaign-drill-holes-1-to-11.

Additional Information.

The core samples for holes 12 to 25 are in various stages of being logged and assayed by ACT Labs. Once results have been received and processed by the Company, we will provide the results to shareholders.

Mr. Dave Burney, the Company’s Chief Geologist, stated “we are extremely pleased with the results to date as they far exceed the results from the prior two drilling campaigns.” Mr. Burney further stated “it is important to note that these results have been arrived at relatively shallow depths between 150 to 200 meters.”

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About USPR

US Precious Metals, Inc. is an exploration stage company engaged in the acquisition, exploration and development of mineral properties. We focus on gold, silver and copper primarily located in the State of Michoacán, Mexico owning exploration and exploitation concessions to approximately 37,000 contiguous acres of mineral rights.

www.usprgold.com.

This press release may contain certain "forward-looking statements" relating to the business of U.S. Precious Metals, Inc. and its subsidiary. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding the Company's short term business and operations, the general ability of the Company to achieve its commercial objectives, including the ability of the Company to sustain growth; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects", “intended” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investment & Company Information

Steve Chizzik
Investor relations
The Verrazano Group, LLC
+1(973) 232 5132